Federated International High Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
(A Portfolio of Federated World Investment Series, Inc.)
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2009

1.  Under the heading entitled, “Non-Principal Investment Strategy”, please add the following after the first paragraph:

The Fund may also purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, market sector, or for reasons consistent with its investment strategy.

2.  Under the heading entitled, “Securities in Which the Fund Invests,” please add the following after the paragraph entitled “Investing in Securities of Other Investment Companies”:

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

3.  Under the heading entitled, “Investment Risks,” please add the following risk and definition:

Exchange-Traded Funds Risks

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

March 17, 2009

Cusip             31428U771
Cusip             31428U763
Cusip             31428U755
Cusip             31428U649
40260 (03-09)